BRINSON LIR GOVERNMENT SECURITIES FUND                             ANNUAL REPORT



Dear Shareholder,                                                  June 15, 2001

We present you with the annual report for the Brinson LIR Government Securities Fund (formerly LIR Government Securities Fund) for the fiscal year ended April 30, 2001.

MARKET REVIEW

[GRAPHIC]
     The fiscal year ended April 30, 2001 was marked by economic contrast. When the period began, the inflation-adjusted Gross Domestic Product had recently climbed to inflationary levels. With the Federal Reserve (the "Fed") winding down its aggressive rate hikes in an attempt to slow the economy and trigger slower, sustainable economic growth, the Fed Funds rate increased to 6.5% in May 2000. Then a combination of market and economic forces converged to shake the confidence of equity investors during the second half of 2000 and into 2001.

     Global tensions and soaring energy prices were a source of strain on the economy, but internal pressures proved to be more disruptive. Technology stocks were the first to be rattled as sub-par earnings reports and a reexamination of this previously hot sector sent some stock prices tumbling to less than half of their highs by year-end. By first quarter 2001, analysts feared a possible recession as economic growth stalled, manufacturing activity plummeted, unemployment claims began to swell and consumer confidence waned.

     With the hoped-for soft landing in danger, the Fed began to reverse its monetary policy swiftly in January, cutting rates twice, both times by 50 basis points, followed by three more rate cuts each of the same size by May 2001, knocking the Fed Funds rate back down to 4.0%. Fixed income yields, which experienced their highest levels in a decade during 2000, began to lower along with interest rates. Finally, an April rally in the equity markets helped to still some investors' shaken confidence, although concerns remain.

[SIDEBAR]
We are pleased to announce that Mitchell Hutchins Asset Management Inc. changed its name to Brinson Advisors, Inc. on May 1, 2001. Brinson Advisors is a member of UBS Asset Management, a global financial leader with almost $400 billion in assets under management.

Brinson Advisors delivers the investment capabilities of UBS Asset Management. Our objective is to offer long-term, value-added investment expertise and superior client service. We bring together all of the elements of investment solutions for our clients:

-    A global perspective on markets and economies

- An all-encompassing philosophy for valuing markets, currencies and securities around the world based on price/value discrepancies derived from fundamental research

(continued on page 3)

ANNUAL REPORT                             BRINSON LIR GOVERNMENT SECURITIES FUND

PERFORMANCE AND PORTFOLIO REVIEW

YIELD AND CHARACTERISTICS                                 4/30/01          10/31/00
----------------------------------------------------------------------------------------
Current Seven-Day Average Yield(1)                         4.51%             6.29%
Effective Seven-Day Average Yield(1)                       4.60%             6.49%
Weighted Average Maturity                                36 days           43 days
Net Assets (mm)                                       $260.2 million    $115.3 million
----------------------------------------------------------------------------------------
SECTOR ALLOCATION*                                        4/30/01          10/31/00
----------------------------------------------------------------------------------------
U.S. Government Agency                                      96.7%             97.3%
Money Market Funds                                           3.6               3.1
Liabilities in Excess of Other Assets                       -0.3              -0.4
----------------------------------------------------------------------------------------
Total                                                     100.0%            100.0%

HIGHLIGHTS

[GRAPHIC]
     Brinson LIR Government Securities Fund benefited from investors' flight to safety as net assets increased during the darkest days of the equity markets' downturn. During the past few months, however, seven-day yields have fallen with interest rates, dimming some but certainly not all of investors' newfound appreciation for quality and relative safety. During the fiscal year, the Fund's weighted average maturity increased from 32 to 36 days as we have attempted to lock in rates of return that similar investments may not see again for a while. As always, we believe that investors' interests are best served when we choose debt instruments that offer both favorable returns and the highest credit quality.

(1)  Yields will fluctuate and are for Institutional shares.

* Weightings represent percentages of net assets of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

[SIDEBAR]
BRINSON LIR GOVERNMENT
SECURITIES FUND

INVESTMENT GOAL:
Provide as high a level of current interest income as is consistent with maintaining liquidity and principal stability

PORTFOLIO MANAGER:
Susan P. Ryan
Brinson Advisors, Inc.

COMMENCEMENT:
June 3, 1991

DIVIDEND PAYMENTS:
Monthly

BRINSON LIR GOVERNMENT SECURITIES FUND                             ANNUAL REPORT

OUTLOOK

[GRAPHIC]
     The record $135 trillion dollar tax cut, passed by Congress and signed into law, will help pump some energy--an estimated $45 billion--into the economy this year, while low interest rates should help foster economic activity in other areas. Manufacturing, an area of particular concern, was still struggling at period end. Increased labor costs and unemployment claims may damper some enthusiasm that has resulted in a slight rise in consumer confidence.

     The market continues to focus on the Fed, unemployment, consumer confidence, the equity markets and the general state of the economy. Further easing by the Fed should result in lower short-term yields, a steeper yield curve and further narrowing of spreads. The next few months will determine if the Fed has been aggressive enough at lowering rates to avoid a recession.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds,(2) please contact your investment professional or visit us at www.ubspainewebber.com.

Sincerely,


/s/ Brian M. Storms
-------------------
BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

/s/ Susan P. Ryan
-----------------
SUSAN P. RYAN
Executive Director
Brinson Advisors, Inc.
Portfolio Manager
Brinson LIR Government
Securities Fund

     This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment professional regarding your personal investment program.


(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

[SIDEBAR]
(continued)

-    Innovative thought leadership and investment ideas

- A dedication to providing personal client service and personalized business solutions.

Please note that effective May 9, 2001, Government Securities Fund was renamed Brinson LIR Government Securities Fund.

These changes will not impact the management of your fund.

BRINSON LIR GOVERNMENT SECURITIES FUND

STATEMENT OF NET ASSETS                                           APRIL 30, 2001

PRINCIPAL
 AMOUNT                                                                MATURITY                INTEREST
 (000)                                                                  DATES                    RATES               VALUE
---------                                                        --------------------     ------------------     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--96.73%
$ 28,000   Federal Farm Credit Bank ..........................   05/17/01 to 01/25/02     3.980 to 5.820%@       $ 27,799,213
  62,191   Federal Home Loan Bank ............................   05/02/01 to 01/28/02     4.500 to 4.930@          61,891,720
   5,000   Federal Home Loan Mortgage Corp. ..................         05/01/01                4.485*               4,997,839
  38,343   Federal Home Loan Mortgage Corp. ..................   05/15/01 to 01/03/02     4.210 to 5.180@          38,050,684
   5,000   Federal National Mortgage Association .............         05/01/01                4.483*               4,998,862
  61,300   Federal National Mortgage Association .............   05/03/01 to 02/08/02     3.980 to 5.180@          60,972,415
  21,000   Student Loan Marketing Association ................         05/01/01           4.211 to 4.241*          20,995,865
  10,000   Student Loan Marketing Association ................         05/31/01                4.870@               9,959,417
  22,000   Tennesee Valley Authority .........................   05/03/01 to 05/11/01     4.770 to 4.830@          21,986,700
                                                                                                                 ------------
Total U.S. Government Agency Obligations (cost--$251,652,715)                                                     251,652,715
                                                                                                                 ------------


NUMBER OF
 SHARES
---------
MONEY MARKET FUNDS--3.60%
8,743,413  Goldman Government Fund ...........................         05/01/01                4.610*               8,743,413
  620,126  Goldman Treasury Obligation Fund ..................         05/01/01                4.290*                 620,126
                                                                                                                 ------------
Total Money Market Funds (cost--$9,363,539) ..................                                                      9,363,539
                                                                                                                 ------------
Total Investments (cost--$261,016,254 which approximates
  cost for federal income tax purposes)--100.33% .............                                                    261,016,254
Liabilities in excess of other assets--(0.33%) ...............                                                       (851,792)
                                                                                                                 ------------
Net Assets (applicable to 260,145,914 Institutional shares,
  equivalent to $1.00 per share)--100.00% ....................                                                   $260,164,462
                                                                                                                 ============

----------
@    Interest rates shown are the discount rates at date of purchase.

* Variable rate securities--maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of April 30, 2001 and reset periodically.




                       Weighted Average Maturity--36 days


                 See accompanying notes to financial statements

BRINSON LIR GOVERNMENT SECURITIES FUND



STATEMENT OF OPERATIONS


                                                                                      FOR THE
                                                                                     YEAR ENDED
                                                                                   APRIL 30, 2001
                                                                                   --------------
INVESTMENT INCOME:
Interest .......................................................................     $9,550,835
                                                                                     ----------
EXPENSES:
Investment advisory and administration .........................................        399,848
Professional fees ..............................................................         51,005
State and federal registration fees ............................................         49,411
Transfer agency and related services fees ......................................         34,702
Reports and notices to shareholders ............................................         28,035
Custody and accounting .........................................................         17,925
Trustees' fees .................................................................         10,500
Insurance expense ..............................................................          3,027
Other expenses .................................................................         20,027
                                                                                     ----------
                                                                                        614,480
Less: Expense waivers from adviser .............................................       (151,108)
                                                                                     ----------
Net expenses ...................................................................        463,372
                                                                                     ----------
Net investment income ..........................................................      9,087,463
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS ................................          9,508
                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................     $9,096,971
                                                                                     ==========


                 See accompanying notes to financial statements

BRINSON LIR GOVERNMENT SECURITIES FUND



STATEMENT OF CHANGES IN NET ASSETS


                                                                                    FOR THE YEARS ENDED
                                                                                         APRIL 30,
                                                                              ------------------------------
                                                                                   2001            2000
                                                                              -------------    -------------
FROM OPERATIONS:
Net investment income .....................................................   $   9,087,463    $   7,507,146
Net realized gains from investment transactions ...........................           9,508            9,952
                                                                              -------------    -------------
Net increase in net assets resulting from operations ......................       9,096,971        7,517,098
                                                                              -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Institutional shares ...............................      (9,087,463)      (7,507,146)
Net realized gains from investment transactions--Institutional shares .....              --          (10,565)
                                                                              -------------    -------------
Total dividends and distributions to shareholders .........................      (9,087,463)      (7,517,711)
                                                                              -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS     138,257,500      (16,884,706)
                                                                              -------------    -------------
Net increase (decrease) in net assets .....................................     138,267,008      (16,885,319)

NET ASSETS:
Beginning of year .........................................................     121,897,454      138,782,773
                                                                              -------------    -------------
End of year ...............................................................   $ 260,164,462    $ 121,897,454
                                                                              =============    =============


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Brinson LIR Government Securities Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified series of Liquid Institutional Reserves (the "Trust"), an open-end management investment company. The Trust currently offers three no-load series: the Fund, the Brinson LIR Money Market Fund and the Brinson LIR Treasury Securities Fund. The financial statements for the Brinson LIR Money Market Fund and Brinson LIR Treasury Securities Fund are not included herein.

     The Fund currently offers two classes of shares, Institutional shares and Select shares. Each class represents interests in the same assets of the Fund, and both classes have equal voting privileges, except that owners of Institutional shares receive certain services directly from financial intermediaries, bear certain service fees and to the extent that matters pertaining to the Shareholder Services Plan or to the Institutional shares are submitted to shareholders for approval, only the holders of Institutional shares shall be entitled to vote thereon. At April 30, 2001 the Fund had no Select shares outstanding.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:

     VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event that a counterparty defaults on its obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Trust has an Investment Advisory and Administration Contract ("Advisory Contract") with UBS PaineWebber Inc. ("UBS PaineWebber"), an indirect wholly owned subsidiary of UBS AG, under which UBS PaineWebber-SM-* serves as

----------
*    UBS PaineWebber is a service mark of UBS AG.

NOTES TO FINANCIAL STATEMENTS



investment adviser and administrator of the Fund. In accordance with the Advisory Contract, UBS PaineWebber receives compensation from the Fund, computed daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets. At April 30, 2001, the Fund owed UBS PaineWebber $40,158 in investment advisory and administration fees.

     Brinson Advisors, Inc., ("Brinson Advisors") formerly known as Mitchell Hutchins Asset Management Inc., serves as sub-adviser and sub-administrator to the Trust pursuant to a Sub-Advisory and Sub-Administration Contract ("Sub-Advisory Contract") between UBS PaineWebber and Brinson Advisors. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. In accordance with the Sub-Advisory Contract, UBS PaineWebber (not the Fund) pays Brinson Advisors a fee, computed daily and paid monthly, at an annual rate of 50% of the fee paid by the Fund to UBS PaineWebber under the Advisory Contract, net of waivers and/or reimbursements.

     UBS PaineWebber and Brinson Advisors agreed to reimburse a portion of expenses to maintain the Fund's total annual operating expenses at a level not exceeding 0.29% of the Fund's average daily net assets during the fiscal year ended April 30, 2001. For the year ended April 30, 2001, UBS PaineWebber and Brinson Advisors reimbursed $151,108 in investment advisory and administration fees and other expenses.

     The Fund and UBS PaineWebber have entered into a written management fee waiver/expense reimbursement agreement under which UBS PaineWebber is contractually obligated to waive 0.10% of its management fees and to reimburse fund expenses through August 31, 2002, to the extent that the Fund's expenses otherwise would exceed 0.29% for Institutional shares and 0.19% for Select shares. The Fund has agreed to repay UBS PaineWebber for any reimbursed expenses if it can do so over the following three years without causing the Fund's expenses in any of those years to exceed the aforementioned rates.

BANK LINE OF CREDIT

     The Fund may participate with other funds managed by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended April 30, 2001 the Fund did not borrow under this facility.

FEDERAL TAX STATUS

     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

SHAREHOLDER SERVICES PLAN AND AGREEMENT

     Under a Shareholder Services Plan and Agreement adopted with respect to its Institutional shares on May 9, 2001, the Fund has agreed to pay Brinson Advisors monthly fees at the annual rate of 0.10% of the average daily net assets of the Institutional shares owned by the customers of a financial intermediary that has entered into a service agreement with Brinson Advisors. Under each service agreement with those financial intermediaries, Brinson Advisors has agreed to pay an identical fee to the financial intermediaries for certain support services that they provide to their customers as specified in the service agreement.

OTHER LIABILITIES

     At April 30, 2001, dividends payable were $1,032,851.

NOTES TO FINANCIAL STATEMENTS



SHARES OF BENEFICIAL INTEREST

     There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                    INSTITUTIONAL SHARES
                                                -----------------------------
                                                FOR THE YEARS ENDED APRIL 30,
                                                -----------------------------
                                                    2001            2000
                                                ------------    ------------
Shares sold .................................    698,077,875     348,454,081
Shares repurchased ..........................   (567,971,444)   (372,396,988)
Dividends reinvested ........................      8,151,069       7,058,201
                                                ------------    ------------
Net increase (decrease) in shares outstanding    138,257,500     (16,884,706)
                                                ============    ============

BRINSON LIR GOVERNMENT SECURITIES FUND



FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                          INSTITUTIONAL SHARES
                                                     ------------------------------------------------------------
                                                                      FOR THE YEARS ENDED APRIL 30,
                                                     ------------------------------------------------------------
                                                       2001         2000         1999         1998         1997
                                                     --------     --------     --------     --------     --------
Net asset value, beginning of year ...............   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                     --------     --------     --------     --------     --------
Net investment income ............................      0.059        0.051        0.049        0.052        0.051
Net realized gains from investment transactions ..      0.000#       0.000#          --           --           --
                                                     --------     --------     --------     --------     --------
Net increase from investment operations ..........      0.059        0.051        0.049        0.052        0.051
                                                     --------     --------     --------     --------     --------
Dividends from net investment income .............     (0.059)      (0.051)      (0.049)      (0.052)      (0.051)
                                                     --------     --------     --------     --------     --------
Net asset value, end of year .....................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                     ========     ========     ========     ========     ========
Total investment return (1) ......................       6.02%        5.22%        5.04%        5.32%        5.20%
                                                     ========     ========     ========     ========     ========
Ratios/Supplemental Data:
Net assets, end of year (000's) ..................   $260,164     $121,897     $138,783     $100,140     $106,843
Expenses to average net assets net of
  waivers/reimbursements from adviser ............       0.29%        0.29%        0.28%        0.30%        0.30%
Expenses to average net assets before
  waivers/reimbursements from adviser ............       0.38%        0.33%        0.33%        0.59%        0.53%
Net investment income to average net assets net of
  waivers/reimbursements from adviser ............       5.68%        5.10%        4.90%        5.21%        5.09%
Net investment income to average net assets before
  waivers/reimbursements from adviser ............       5.59%        5.06%        4.85%        4.91%        4.86%

----------
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported.

#    Actual amount is less than $0.005.

BRINSON LIR GOVERNMENT SECURITIES FUND



REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
Brinson LIR Government Securities Fund

     We have audited the accompanying statement of net assets of the Brinson LIR Government Securities Fund (the "Fund") as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the year then ended and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brinson LIR Government Securities Fund at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the year then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                                  /s/Ernst & Young LLP



New York, New York
June 8, 2001

BRINSON LIR GOVERNMENT SECURITIES FUND



TAX INFORMATION (UNAUDITED)

     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended to advise you within 60 days of the Fund's fiscal year end, April 30, 2001, as to the federal tax status of distributions received by shareholders during such fiscal period. Accordingly, we are advising you that all dividends paid by the Fund during the fiscal period were derived from net investment income. These amounts are taxable as ordinary income, none of which qualifies for the dividend received deduction available to corporate shareholders.

     Dividends received by tax-exempt recipients (e.g. IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2001. The second notification, which will reflect the amounts to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

TRUSTEES

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
Brian M. Storms



PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Elbridge T. Gerry III
VICE PRESIDENT

Susan P. Ryan
VICE PRESIDENT



INVESTMENT ADVISOR AND
ADMINISTRATOR

UBS PaineWebber Inc.
1285 Avenue of the Americas
New York, New York 10019



SUBADVISOR, SUBADMINISTRATOR
AND PRINCIPAL UNDERWRITER

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114




THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

                            BRINSON ADVISORS
                            -C-2001 Brinson Advisors, Inc.
                            All Rights Reserved

BRINSON
LIR
GOVERNMENT
SECURITIES
FUND

APRIL 30, 2001

ANNUAL REPORT